EXHIBIT 10.2

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREMEENT (this “Amendment”) is entered into as of May 1, 2008 by and among Bison Capital Australia, L.P., a Delaware limited partnership (“Purchaser”), on the one hand, and General Finance Corporation, a Delaware corporation (“GFN”), GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN (US)”), GFN Australasia Holdings Pty Ltd, a company organized under the laws of Australia (“GFN Holdings”), and GFN Australasia Finance Pty Ltd, a company organized under the laws of Australia (“Company”), on the other hand.

RECITALS

A. Purchaser, GFN, GFN (US), GFN Holdings and Company entered into that certain Securities Purchase Agreement dated September 13, 2007 (the “Agreement”).

B. Each of the parties hereto desires to amend the Agreement as set forth herein, and desires that, except as set forth in this Amendment, the Agreement shall remain in full force and effect.

NOW THEREFORE, in consideration of the premises and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement (without regard to this Amendment).

2. Amendment. The Agreement is hereby amended as follows on and as of, and only upon, the date hereof:

(a) The definition of “Permitted Expenses” set forth in Section 1.1 of the Agreement is amended and restated as follows:“’Permitted Expenses’ means payments of up to $1,500,000 in any 12-month period made by the GFN (US) Entities to GFN and/or a GFN Related Entity for administrative, expenses, overhead charges, support charges and similar expenses; provided, that if at any time GFN or a GFN Related Party acquires or establishes another business or company, Permitted Expenses in any 12-month period shall be multiplied by the Reduction Percentage on a prospective basis. For purposes of the foregoing, the "Reduction Percentage" shall be that percentage obtained by dividing the revenues of the Covered Business by the total revenues of GFN (determined on a consolidated basis in accordance with GAAP); provided that Permitted Expenses shall never be less than US $750,000. Payments on debt owed to GFN and/or the GFN Related Parties, and dividends and distributions to GFN (US) stockholders with respect to their shareholdings, are not expenses included in Permitted Expenses so long as (x) such debt or shares are, in each case, issued with the approval of Purchaser (to the extent such approval is required hereunder), and (y) such debt or shares were not issued in consideration of the forgiveness, payment or deferral of administrative expense payments, reimbursements or distributions made by any GFN (US) Entity to GFN or any GRN Related Entity.”

EXHIBIT 10.2

3. References. All references in this Amendment to “Amendment,” “herein,” “hereof,” or terms of like import referring to the Amendment or any portion thereof are hereby amended to refer to the Agreement as amended by this Amendment.

4. No Implied Amendments. Except as expressly provided herein, the Waiver is not being amended, supplemented, or otherwise modified, and the Waiver shall continue in force and effect in accordance with its terms.

5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all such counterparts together shall constitute but one and the same agreement.

6. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of California.

EXHIBIT 10.2

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment, or caused this Amendment to be executed on its behalf by a representative duly authorized, as of the date first above written.

GENERAL FINANCE CORPORATION,
a Delaware corporation

By
John O. Johnson Chief Operating Officer

BISON CAPITAL AUSTRALIA, L.P.,
a Delaware limited partnership

By:	BISON CAPITAL AUSTRALIA GP, LLC, its general partner

By:
Douglas B. Trussler Managing Member

GFN U.S. AUSTRALASIA HOLDINGS, INC.,
a Delaware corporation

By
John O. Johnson Chief Operating Officer

GFN AUSTRALASIA HOLDINGS PTY LTD

By:
John O. Johnson, Director

By:
Robert Allan, Director

EXHIBIT 10.2

GFN AUSTRALASIA FINANCE PTY LTD

By:
John O. Johnson, Director

By:
Robert Allan, Director